Exhibit 1.1
3,000,000 Shares of Common Stock
IMARX THERAPEUTICS, INC.
UNDERWRITING AGREEMENT
                                         , 2007
MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174
As Representative of the Underwriters
named on Schedule A hereto
     Ladies and Gentlemen:
     ImaRx Therapeutics, Inc., a corporation organized and existing under the laws of Delaware (the "Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Exhibit A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC is acting as representative (in such capacity, the “Representative”), to sell and issue to the Underwriters an aggregate of 3,000,000 shares (the “Firm Shares”) of its common stock, par value $.0001 per share (the “Common Stock”). In addition, the Company proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, an aggregate additional amount of 450,000 shares of Common Stock, representing up to 15% of the Firm Shares (the "Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” In addition, the Company shall, at the Closing (as defined herein) issue and deliver to the Representative a warrant (the “Representative’s Warrant”) to purchase up to 210,000 shares of Common Stock (7% of the number of Shares sold in the Offering, excluding any Additional Shares). The Shares and the Representative’s Warrant are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”
     1. Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date (as defined below) and each Additional Closing Date (as defined below):
          (a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement and an amendment or amendments thereto on Form S-1 (Registration No. 333-142646), and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the

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Underwriters. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission (the “Rules and Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Rules and Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is referred to herein as a “Preliminary Prospectus.” Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” The Preliminary Prospectus dated                     , 2007, that was included in the Registration Statement at the Time of Sale is referred to herein as the “Sale Preliminary Prospectus”, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Sale Preliminary Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. For purposes of this Agreement, “Time of Sale” means 5:00 p.m., New York City time, on the date of this Agreement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is referred to herein as the "Prospectus.” If the Company has filed, or is required pursuant to the terms hereof to file, a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. Any reference herein to the Registration Statement, any Preliminary Prospectus, the Sale Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement (the “Effective Date”), the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations

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promulgated thereunder (the “Exchange Act”) after the Effective Date, the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Sale Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Sale Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the Offering were or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If, subsequent to the date of this Agreement, the Company or the Representative determines that, at the Time of Sale, the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed to provide an opportunity to purchasers of the Firm Shares to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.
          (b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Sale Preliminary Prospectus or the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus (including the Sale Preliminary Prospectus) was filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any

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amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the names of the Underwriters appearing in the “Underwriting” section of the Prospectus and the contents of paragraphs ___, ___, ___, ___and ___through ___of the “Underwriting” section of the Prospectus (the "Underwriters’ Information”).
          (c) A registration statement has been filed on Form 8-A (File Number 001-___) pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.
          (d) The documents, exhibits or other materials incorporated or deemed to be incorporated by reference in the Sale Preliminary Prospectus or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Sale Preliminary Prospectus or the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents (including, without limitation, any voting agreement) which are required to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described, filed or incorporated by reference.
          (e) Ernst & Young LLP (“E&Y”), whose reports relating to the Company are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act, the Rules and Regulations and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). To the knowledge of the Company, E&Y is duly registered and in good standing with the PCAOB. E&Y has not, during the periods covered by the financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.
          (f) The Shares have been authorized for listing on The NASDAQ Capital Market (“NASDAQ”) and to the Company’s knowledge no proceedings have been instituted or threatened which would affect, and to the Company’s knowledge no event or circumstance has occurred which is reasonably likely to affect, the listing of the Shares on NASDAQ.
          (g) Except as disclosed in the Registration Statement, the Company has no direct or indirect subsidiaries and owns no equity interest in any other foreign or domestic individual, corporation, trust, general or limited partnership, joint venture, limited liability company or other entity (each, a “Person”).

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          (h) Subsequent to the respective dates as of which information is presented in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the Company’s knowledge, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.
          (i) The Company had at the date or dates indicated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, the authorized, issued and outstanding shares of capital stock of the Company were as set forth therein in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement and in the Registration Statement, will be as set forth in the column headed “Pro Forma as Adjusted” in such section. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable (and those shares of Common Stock issuable upon conversion of the preferred stock as described in the Registration Statement and the Prospectus, upon conversion thereof as described in the Registration Statement, will be fully paid and non-assessable) and have been duly and validly authorized and issued, in compliance with all applicable state and federal securities laws, rules and regulations and not in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire any Relevant Security from the Company. As used herein, the term “Relevant Security” means any Common Stock or other security of the Company that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.
          (j) The Shares have been duly and validly authorized and, when issued, delivered and paid for in accordance with this Agreement and as described in the Sale Preliminary Prospectus and the Prospectus on each of the Closing Date and any Additional Closing Date, as applicable, will be duly and validly issued, fully paid and non-assessable, will

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have been issued in compliance with all applicable state and federal laws, rules and regulations and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering. The shares of Common Stock representing the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.
          (k) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no director or officer of the Company who will be acting as such following the Closing Date or any Additional Closing Date holds any direct equity, debt or other pecuniary interest in any Person with whom the Company does business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of shares of equity securities of such Person.
          (l) The Company has been duly incorporated, and validly exists as a corporation in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Sale Preliminary Prospectus and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).
          (m) The Company is not: (i) in violation of its certificate of incorporation, by-laws or other organizational documents (including shareholders’, voting or similar agreements), (ii) in default under, and to the Company’s knowledge no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (“Lien”) upon any of its property or assets pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above) for any Lien disclosed in the Registration Statement, the Sale Preliminary Prospectus and the

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Prospectus and except, in the case of each of clauses (ii) and (iii), for any default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.
          (n) The Company has full right, power and authority to execute and deliver this Agreement and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder and to consummate each of the transactions contemplated by each of the Transaction Documents. The Company has duly and validly authorized each of the Transaction Documents and each of the transactions contemplated by the Transaction Documents. Each of the Transaction Documents, when executed by the Company, will be duly and validly executed and delivered by the Company and will constitute the legal, valid and binding obligation of the Company and will be enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.
          (o) The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or its “affiliates” (as such term is defined in Rule 144 under the Securities Act, “Affiliates”) is a party or by which the Company or its properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws or other organizational documents of the Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except, in the case of each of clauses (i) and (iii), for any default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.
          (p) The Company has all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and each such Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings which results in or, if

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decided adversely to the Company, could reasonably be expected to result in, the revocation of any Consent, or imposition of a materially burdensome restriction on the Company, or could reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.
          (q) The Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, including those relating to transactions with Affiliates, the non-compliance with which would not have a Material Adverse Effect.
          (r) The Representative’s Warrant will conform to the description thereof in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and, when issued and delivered to the Representative in accordance with the terms of this Agreement, will have been duly authorized and validly issued and will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The shares of Common Stock issuable upon exercise of the Representative’s Warrant (the “Representative’s Warrant Shares”) have been duly authorized and reserved for issuance upon exercise of the Representative’s Warrant by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Representative’s Warrant, will be validly issued, fully paid, nonassessable and free of preemptive rights.
          (s) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of each of the transactions contemplated by this Agreement, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder and thereunder, except: (i) the registration under the Securities Act of the Shares and the approval for listing of the Shares on NASDAQ, each of which has become effective and (ii) such Consents as may be required under state securities or blue sky laws, the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.
          (t) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, either individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.
          (u) The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the

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Prospectus present fairly the financial position of the Company as of the dates indicated and the cash flows and results of operations of the Company for the periods specified. Except as otherwise stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, subject, in the case of unaudited financial statements, to the absence of footnotes and year end adjustments required by accounting principles generally accepted in the United States of America for complete financial statements. The supporting schedules included in the Registration Statement and the Prospectus present fairly the information stated as at the respective dates and for the respective periods specified therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The other financial and statistical information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and the books and records of the Company.
          (v) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in accordance with Regulation S-X under the Securities Act which have not been included as so required. The pro forma, as adjusted and pro forma as adjusted financial information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with generally accepted accounting principles the pro forma, as adjusted and pro forma as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma, as adjusted and pro forma as adjusted financial information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma, as adjusted and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma, as adjusted and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.
          (w) The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.
          (x) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in

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accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (y) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of NASDAQ (the “NASDAQ Rules”) and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASDAQ Rules. Neither the Company’s Board of Directors nor the audit committee thereof has been informed, nor to the Company’s knowledge is any director of the Company aware, of: (i) except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
          (z) The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarb-Ox”), applicable to the Company, and the rules and regulations promulgated thereunder and corporate governance requirements under the NASDAQ Rules or any other governmental or self regulatory entity or agency applicable to the Company, except for violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, as of the Effective Date: (i) all members of the Company’s Board of Directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s Board of Directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s Board of Directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).
          (aa) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus which is not so described as required. Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members. The Company has not, in violation of Sarb-Ox, directly or indirectly, including through any Affiliate of the Company (other than as

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permitted under Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.
          (bb) (i) Except as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company with respect to the sale of the Shares hereunder or except as previously disclosed to the Representative in writing, any other arrangements, agreements or understandings of the Company or the Company’s officers, directors and to the Company’s knowledge employees that may affect the Underwriters’ compensation, as determined by the NASD.
               (ii) Except as previously disclosed to the Representative in writing, no officer, director, or, to the knowledge of the Company, any five percent or greater stockholder of the Company, is a member or a person associated, or affiliated with a member of the NASD.
               (iii) Except as previously disclosed to the Representative in writing, to the Company’s knowledge no proceeds from the sale of the Shares (excluding underwriting compensation) will be paid to any NASD member, or any persons associated or affiliated with a member of the NASD, except as specifically contemplated herein.
               (iv) Except as previously disclosed to the Representative in writing, to the Company’s knowledge no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the NASD.
          (cc) (i) The Company owns or possesses the right to use sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other similar rights (collectively, “Intellectual Property Rights”) as are necessary or material: (A) to conduct its business as now conducted and (B) in connection with the testing, development and commercialization of the drugs and technologies described in the Registration Statement, the Sale Preliminary Prospectus and Prospectus as currently being tested, developed or commercialized by the Company.
               (ii) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and Prospectus: (A) to the Company’s knowledge there is no pending or threatened action, suit, proceeding, or claim by others challenging the Company’s rights in or to any Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (B) to the Company’s knowledge there is no pending or threatened action, suit, proceeding, or claim by others that the Company infringes, misappropriates, or otherwise violates any Intellectual Property Rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) to the Company’s knowledge there is no pending or threatened action, suit, proceeding, or claim by others challenging the validity or scope of any such Intellectual Property Rights owned by the

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Company; (D) to the Company’s knowledge, the operation of the Company’s business as now conducted and in connection with the testing, development and commercialization of the drugs and technology described in the Registration Statement, the Sale Preliminary Prospectus and Prospectus, as being tested, developed or commercialized by the Company (either independently or in collaboration with third parties), does not infringe any claim of any patent or published patent application; and (E) the patents, trademarks, and copyrights granted or issued to the Company have been duly maintained and are in full force and in effect, and none of such patents, trademarks and copyrights have been adjudged invalid or unenforceable in whole or in part. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus and are not described therein in all material respects.
               (iii) The Company has duly and properly filed or caused to be filed with the U. S. Patent and Trademark Office (the “PTO”) all patent applications owned by the Company (the “Company Patent Applications”) and has caused to be filed with applicable foreign and international patent authorities those Company Patent Applications that the Company deems appropriate for the proper conduct of its business and protection of its intellectual property rights. The Company has complied with its duty of candor and disclosure to the PTO and any similar duties to applicable foreign and international patent authorities for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. The Company Patent Applications disclose patentable subject matters, and except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company has not been notified of any inventorship challenges nor has any interference been declared or provoked nor is any material fact known by the Company that would preclude the issuance of patents with respect to the Company Patent Applications or would render such patents invalid or unenforceable. No third party possesses rights to the Company’s Intellectual Property Rights that, if exercised, could enable such party to develop therapeutic products competitive to those the Company intends to develop as described in the Sale Preliminary Prospectus and the Prospectus.
               (iv) Other than as disclosed in the Registration Statement, the Sale Preliminary Prospectus and Prospectus, the clinical, pre-clinical and other trials, studies and tests conducted by or on behalf of, or sponsored by, the Company or in which the Company has participated, that are described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus were and, if still pending, are being conducted in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable local, state and federal laws, rules, regulations and guidance. The descriptions in the Registration Statement, the Sale Preliminary Prospectus and Prospectus of the results of such trials, studies and tests are accurate and complete in all material respects and fairly present the data derived from such trials, studies and tests, and the Company has no knowledge of any other trials, studies or tests the results of which are materially inconsistent with or otherwise materially call into question the results described or referred to in the Registration Statement, the Sale Preliminary Prospectus and Prospectus. The Company has

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operated and currently is in compliance in all material respects with applicable statutes and implementing regulations administered or enforced by the U.S. Food and Drug Administration (“FDA”), except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Except to the extent disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company has not received any notices or other correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical trials or pre-clinical studies or tests that are described in the Registration Statement, the Sale Preliminary Prospectus or Prospectus or the results of which are referred to in the Registration Statement, the Sale Preliminary Prospectus or Prospectus. In addition, to the knowledge of the Company the descriptions in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus of trials and testing conducted by Abbott Laboratories or its agents are accurate and complete in all material respects and no facts have come to the attention of the Company that lead the Company to believe that such trials and testing were not conducted in compliance with applicable laws and regulations. Further, other than as disclosed in the Registration Statement, the Sale Preliminary Prospectus and Prospectus, to the knowledge of the Company there are no rulemaking or similar proceedings before the FDA or PTO which affect or involve the Company or any of the processes, drugs or medical technologies that the Company has developed, is developing or proposes to develop or uses or proposes to use which, if the subject of an action unfavorable to the Company, would result in a Material Adverse Change.
                              (v) The Company has obtained legally binding written agreements from all employees and third parties with whom the Company has shared confidential proprietary information: (A) of the Company, or (B) received from others which the Company is obligated to treat as confidential, which agreements require such employees and third parties to keep such information confidential.
          (dd) Neither the Company nor any of the Company’s directors, officers or employees has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.
          (ee) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement.
          (ff) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have

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either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.
          (gg) To the Company’s knowledge, the Company is not, and after giving effect to the transactions contemplated by this Agreement and the application of the net proceeds of the Offering as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and to the Company’s knowledge is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.
          (hh) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or except as disclosed in writing to the Representative any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, or to the Company’s knowledge any of its shareholders, partners, employees or Affiliates that may affect the Underwriters’ compensation as determined by the NASD.
          (ii) The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company owns no real property in fee simple and has good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company. Any real property and buildings held under lease or sublease by the Company is held by under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any personal property or of any claim against the continued possession of any real property held under lease or sublease by the Company.
          (jj) The Company maintains insurance of the types and in the amounts which are customary for companies in the business in which it is engaged, including, but not limited to: (i) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws), (ii) insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, (iii) business interruption insurance, and (iv) product liability insurance. There are no claims by the Company under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending

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under a reservation of rights clause. All of the insurance policies described in this paragraph are in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
          (kk) The Company has timely filed all federal, state, foreign and other tax returns that are required to be filed by it through the date hereof, or has received timely extensions thereof, which returns are true and correct in all material respects, and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed material adjustment of the Company’s federal, state, local or foreign taxes is presently in effect, or, to the Company’s knowledge, pending or threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any material liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company. .
          (ll) No labor disturbance by the employees of the Company currently exists or, to the Company’s knowledge, is likely to occur.
          (mm) The Company has at all times operated its business in material compliance with all Environmental Laws applicable to its business, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all laws and regulations, including any licensing, permits or reporting requirements, and any action by a Federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.
          (nn) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974

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(“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in Section 12 of ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.
          (oo) Neither the Company nor any of the Company’s officers, directors, nor to the Company’s knowledge any of the Company’s employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States or any jurisdiction thereof.
          (pp) The Company has not offered, or caused the Underwriters to offer, the Firm Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or its Affiliates to alter the customer’s or supplier’s level or type of business with the Company or any of its Affiliates or (ii) a journalist or publication to write or publish favorable information about the Company, any Affiliate or their respective products or services.
          (qq) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company: (i) is and at all times has been in material compliance with all statutes, rules, regulations, or guidances applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or any component thereof (“Applicable Laws”); (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other federal, state, local or foreign governmental authority having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received written notice of any claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and to the Company’s knowledge no such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and to the Company’s knowledge no such Governmental Authority is considering such action; (vi) has

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filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and to the Company’s knowledge no third party has initiated, conducted or intends to initiate any such notice or action, except, in the case of each of clauses (i), (ii), (iii) and (vi), for any failure, default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.
          (rr) The studies, tests and preclinical and clinical trials conducted or sponsored by or on behalf of the Company that are disclosed or referred to in the Sale Preliminary Prospectus, the Prospectus and the Registration Statement were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations; the descriptions of the results of such studies, tests and trials contained in the Sale Preliminary Prospectus, the Prospectus and the Registration Statement are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Sale Preliminary Prospectus, Prospectus and the Registration Statement, the Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Sale Preliminary Prospectus, the Prospectus and the Registration Statement when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted or sponsored by or on behalf of the Company.
          (ss) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company.
          (tt) At (i) the time of filing the Registration Statement, and (ii) the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations, including (but not limited to) in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules.

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          (uu) Any certificate signed by or on behalf of the Company and delivered to the Representative or to Richardson & Patel LLP, counsel for the Representative (“Underwriters’ Counsel”), shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.
          (vv) As used herein, the term “knowledge of the Company” or similar language shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.
     2. Purchase, Sale and Delivery of the Shares and the Representative’s Warrant.
          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $                    , the number of Firm Shares set forth opposite their respective names on Schedule A hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.
          (b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of the Underwriters’ Counsel, 405 Lexington Avenue, New York, New York 10174, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third (3rd) or, as permitted under Rule 15c6-1 under the Exchange Act, fourth (4th) business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Representative and the Company as permitted under Rule 15c6-1 under the Exchange Act (such time and date of payment and delivery being herein called the “Closing Date”). The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.”
          (c) Payment of the purchase price for the Firm Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one (1) full business day prior to the Closing Date.
          (d) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters an option to purchase up to an aggregate of

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                     Additional Shares [15% of the number of Firm Shares sold in the offering] at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time on or before the forty-fifth (45th) day following the final date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as an “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second (2nd) full business day after the date on which the option shall have been exercised nor later than the eighth (8th) full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.
          (e) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by the Representative and the Company.
          (f) Payment of the purchase price for the Additional Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Additional Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.
          (g) At the Closing the Company will further issue and deliver to the Representative or, at the direction of the Representative, to other Underwriters or selling group members or bona fide officers, managers, members or partners of the Underwriters or selling group members, the Representative’s Warrant entitling the holders thereof to purchase an aggregate of 210,000 shares [7.0% of the number of Firm Shares sold in the offering] of Common Stock for a period of five years from the Closing Date, exercisable beginning on the

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six-month anniversary of the Closing Date. The Representative’s Warrant shall be exercisable at a price equal to 115% of the initial public offering price of the Common Stock and shall contain terms and provisions as set forth in the form of Representative’s Warrant attached hereto as Exhibit 1.
     3. Offering. Upon authorization of the release of the Firm Shares or, as the case may be, the Additional Shares, by the Representative, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.
     4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:
          (a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing.
          (b) The Company will notify the Representative immediately (and, if requested by the Representative, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Sale Preliminary Prospectus or the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representative shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representative with copies of all such amendments, filings and other documents prior to any filing or other publication thereof and also afford the Representative a reasonable opportunity and time to review and comment thereon.

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          (c) The Company shall comply with the Securities Act, the Exchange Act and all applicable Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Sale Preliminary Prospectus, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Exchange Act and all applicable Rules and Regulations in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if, to comply with the Securities Act, the Exchange Act or the Rules and Regulations, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document which is an exhibit to the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Representative) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.
          (d) The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of the Sale Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.
          (e) The Company consents to the use and delivery of the Sale Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 424(b) of the Securities Act.
          (f) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).
          (g) During the period of 180 days after the Effective Date, the Company will not, directly or indirectly, take any action which constitutes or is designed to cause or result in, or

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which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.
          (h) The Company will use its best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process under the laws of any such state where it is not presently qualified or where it would be subject to taxation as a foreign corporation.
          (i) The Company will make generally available to its security holders and to the Representative as soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.
          (j) The Company will, for so long as the Common Stock is registered under the Exchange Act, hold an annual meeting of shareholders for the election of directors within 180 days after the end of each of the Company’s fiscal years, and within 150 days after the end of each of the Company’s fiscal years will provide the Company’s shareholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the Exchange Act and shall be included in an annual report pursuant to the requirements of such rule.
          (k) During the twelve (12) months following the Closing Date, without the consent of the Representative which shall not be unreasonably withheld, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, including any Registration Statement on Form S-8, except a Form S-8 filed with the Commission in connection with the Company’s 2000 Stock Plan and the Company’s 2007 Performance Incentive Plan.
          (l) Each of the Company’s officers and directors and certain of its shareholders (the “Lock-Up Parties”) shall, prior to the Closing, enter into a written “lock-up” agreement with the Company and/or the Representative in the form attached hereto as Annex IV or such other form acceptable to the Representative and its counsel. The names of the Lock-Up Parties will be as previously agreed to by the Company and the Representative. The Company shall not agree to shorten the lock-up period under any such lock-up agreement without the prior written consent of the Representative.

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          (m) The Company shall not, without the prior written consent of the Representative, agree to alter, other than to extend, the “lock-up” periods imposed by any or all of the Company’s existing agreements with the common stockholders and preferred stockholders of the Company or their predecessors-in-interest.
          (n) For a period of twelve (12) months from the Effective Date, the Company, at its expense, shall provide the Representative on a weekly basis with a copy of the Company’s weekly transfer sheets from the previous week and securities positions listings.
          (o) The Company will, at its expense: (i) as promptly as is practicable following the Closing (but in no event later than 30 days from the Closing), obtain a listing in the Standard & Poor’s Manual; and (ii) for a period of twelve (12) months from the date of such listing, keep such listing in the Standard & Poor’s Manual current (it being agreed that the Company shall apply for such listing prior to the Closing).
          (p) During the period of twelve (12) months from the Effective Date, the Company will furnish or make available via EDGAR to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request.
          (q) The Company will not issue press releases or engage in any other publicity, without the Representative’s prior written consent (which consent shall not unreasonably be withheld, conditioned or delayed), for a period ending at 5:00 p.m. Eastern time on the fortieth (40th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, each of which the Representative shall have a reasonable right to review in advance of publication..
          (r) Upon conclusion of the Offering, the Company will engage (for no less than two (2) years from the Closing Date) Lippert-Heilshorn and Associates, Inc. or another financial public relations firm mutually acceptable to the Company and the Representative.
          (s) The Company has or will retain Registrar and Transfer Company or another transfer agent reasonably acceptable to the Representative for the Shares and shall continue to retain such transfer agent (or another transfer agent reasonably acceptable to the Representative) for a period of three (3) years following the Closing Date. The Company further agrees to provide the Underwriters, simultaneously with the distribution to any third parties, copies of any financial information, news releases, and/or other publicity regarding the Company, its business, or any terms of the proposed Offering.

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          (t) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representative, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any employees or former employees, except as disclosed in the Prospectus.
          (u) The Company will use its commercially reasonable best efforts to effect and maintain the listing of the Shares on The NASDAQ Capital Market.
          (v) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.
          (w) The Company will do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.
          (x) The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Shares for at least the period during which a Prospectus relating to the Shares is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).
          (y) The Company represents and agrees that, unless it obtains the prior consent of Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Securities Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees

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                          , 2007

that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, and has complied and will comply with the requirements said Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
     5. Consideration; Payment of Expenses.
          (a) In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Shares purchased) of the following compensation:
               (i) An underwriting discount of seven percent (7.0%); and
               (ii) a non-accountable expense allowance equal to two percent (2.0%) of the gross proceeds of the Offering (exclusive of proceeds from the sale of Additional Shares), less $30,000 previously paid.
          (b) The Representative reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by the NASD to the effect that the Underwriters’ aggregate compensation is in excess of NASD rules or that the terms thereof require adjustment.
          (c) Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following:
               (i) all expenses in connection with the preparation, printing, “edgarization” and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;
               (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering;
               (iii) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors;
               (iv) the cost of producing this Agreement, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering;

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                          , 2007

               (v) the costs of the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(h), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification (such fees not to exceed $5,000 in the aggregate) and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda;
               (vi) the costs of all mailing and printing of the underwriting documents (including the Underwriting Agreement, any Blue Sky memoranda and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary;
               (vii) the cost of supplying to the Representative and Underwriter’s Counsel a reasonable number of bound volumes for of the public offering materials within a reasonable time after the Closing;
               (viii) the cost, not to exceed $3,000, of a reasonable number of Lucite deal cubes;
               (ix) the cost, not to exceed $23,000, of two (2) “tombstone” advertisements to be placed in appropriate daily or weekly periodicals of the Representative’s choice (e.g., The Wall Street Journal and The New York Times);
               (x) the filing fees incident to securing any required review by the NASD of the terms of the Offering;
               (xi) all fees and expenses in connection with listing the Shares on The NASDAQ Capital Market;
               (xii) all of the Company’s expenses incurred in connection with attending or hosting meetings with prospective purchasers of the Shares;
               (xiii) all fees and expenses for conducting a net road show presentation as prepared and produced by NetRoadshow, Inc., up to a maximum of $10,000;
               (xiv) any stock transfer taxes incurred in connection with this Agreement or the Offering;
               (xv) the cost of preparing stock certificates representing the Shares;
               (xvi) the cost and charges of any transfer agent or registrar for the Shares; and

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                          , 2007

               (xvii) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section 5.
          (d) At the Closing, the Company shall issue a payment of $5,000 to Underwriters’ Counsel in consideration of “Blue Sky” services rendered if the Common Stock sold in this Offering is listed on the AMEX or NASDAQ Stock Market. The Company shall also pay, as due, state registration, qualification and filing fees, NASD filing fees and accountable out of pocket disbursements in connection with such registration, qualification or filing.
          (e) Upon the Closing, the Company will grant the Representative the right of first refusal to manage or co-manage any underwritten public offering or private placement of debt or equity securities of the Company or any subsidiary or successor of the Company (excluding securities issued (i) to employees pursuant to any compensation or stock option plan approved by the shareholders of the Company, (ii) in payment of the consideration for any acquisition of a business or assets, (iii) in connection with conventional banking arrangements and commercial debt financing, (iv) pursuant to outstanding obligations of the Company to issue such securities as of the Closing Date and (v) in connection with licensing or strategic partnering arrangements approved by the Company’s Board of Directors) during the twelve (12) month period following the completion of the Offering. In the event that the Company or any subsidiary or successor of the Company proposes any such underwritten public offering or private placement, and if the Representative fails to accept in writing the management or co-management of such public or private offering within 20 days after receipt of a written notice from the Company containing such proposal, then the Representative will have no claim or right with respect to any such underwriting or placement set forth in any such notice. If, thereafter, such proposal is modified in any material respect, the Company will adopt the same procedure as with respect to the original proposed public or private sale and the Representative shall have the right of first refusal with respect to such revised proposal in accordance with the terms of this Section 5(e).
          (f) It is understood, however, that except as provided in this Section, and Sections 6, 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 9(b) or 11 hereof, or subsequent to a Material Adverse Change, the Company will pay all of the actual out-of-pocket accountable expenses of the Underwriters (including but not limited to the fees and disbursements of counsel to the Underwriters) incurred in connection herewith, subject to any limitations set forth herein, less any amounts previously advanced to the Representative.
     6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained in all material respects, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the

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Representative or to Underwriters’ Counsel pursuant to this Section 6 of any material misstatement or omission, (iii) the performance in all material respects by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares, and each of the foregoing and following conditions must be satisfied as of each Closing.
          (a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.
          (b) The Representative shall have received the written opinion of DLA Piper US LLP, legal counsel for the Company, dated as of the Closing Date addressed to the Representative containing the opinions substantially as set forth in Annex I attached hereto.
          (c) The Representative shall have received the written opinion of Heller Ehrman LLP, special FDA regulatory counsel for the Company, dated as of the Closing Date addressed to the Representative containing the opinions substantially as set forth in Annex II attached hereto.
          (d) The Representative shall have received the written opinion of Law Office of Dale F. Regelman, P.C., special counsel for the Company with respect to trademark matters, dated as of the Closing Date addressed to the Representative containing the opinions substantially as set forth in Annex III attached hereto.
          (e) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representative and to Underwriters’ Counsel.
          (f) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, in their capacity as representatives of the Company, dated as of the Closing Date, to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate in all material respects, (iii) as of the applicable Closing Date, all agreements,

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                          , 2007

conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with in all material respects, (iv) the Company has not sustained any material loss or interference with its business, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and, to their knowledge, no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting: (x) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company; (y) the long-term debt or capital stock of the Company; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.
          (g) On the date of this Agreement, on the Closing Date and, as the case may be, on each Additional Closing Date, the Representative shall have received a “cold comfort” letter from E&Y dated as of such date and addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter and, with respect to letters issued as of Additional Closing Dates, confirming the conclusions and findings set forth in any prior letter.
          (h) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any material change in the capital stock or long-term debt of the Company or any material change or development involving a material change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

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          (i) The Representative shall have received lock-up agreements from each Lock-Up Party, duly executed by the applicable Insider Lock-Up Party, in the form attached hereto as Annex IV or in such other form acceptable to the Representative and its counsel.
          (j) The Representative shall have received a duly executed management confirmation letter from the Company’s directors and officers relating to certain information appearing in the Registration Statement, which letter shall be in the form previously delivered to the Representative in connection with the filing of the Preliminary Prospectus.
          (k) The Shares shall have been approved for listing on The NASDAQ Capital Market.
          (l) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
          (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.
          (n) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.
          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing, and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representative at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.
     7. Indemnification.
          (a) The Company shall indemnify and hold harmless each Underwriter and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in

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                          , 2007

settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus) or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, liabilities, claims, damages or expenses arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement, such Preliminary Prospectus, the Prospectus, or such supplement or amendment thereto, in reliance upon and in conformity with the Underwriters’ Information, or (ii) any breach by the Company of any representation, warranty, covenant or agreement contained herein or in any other Transaction Document. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.
          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus) or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall,

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                          , 2007

if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.
     8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7 hereof is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages and expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in

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                          , 2007

settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 8. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.
     9. Underwriter Default.

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                          , 2007

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.
          (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in their discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative do not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.
          (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.
     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling

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                          , 2007

Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. In addition, the covenants and agreements contained in Sections 5(c), 5(e), 7, 8, this Section 10 and Sections 14 and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.
     11. Effective Date of Agreement; Termination.
          (a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.
          (b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the consummation of any closing to occur on an Additional Closing Date, as the case may be, if: (i) a Material Adverse Change with respect to the Company shall have occurred; or (ii) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (iii) trading on the New York Stock Exchange, Inc., The NASDAQ Global Market, the NASDAQ Capital Market or the American Stock Exchange, Inc. shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, Inc., The NASDAQ Global Market, the NASDAQ Capital Market or the American Stock Exchange, Inc. or by order of the Commission or any other governmental authority having jurisdiction; or (iv) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.
          (c) Any notice of termination pursuant to this Section 11 shall be in writing.
          (d) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all their actual out-of-pocket accountable

Maxim Group LLC
                          , 2007

expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.
     12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:
          (a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington, New York, New York 10174, Attention: Clifford A. Teller, Director of Investment Banking, in each case, with a copy to Underwriters’ Counsel at Richardson & Patel LLP, 405 Lexington Avenue, 26th Floor, New York, New York, 10174, Attention: Jody R. Samuels, Esq.; and
          (b) if sent to the Company shall be mailed, delivered, or faxed and confirmed in writing to the Company at the addresses set forth in the Registration Statement, with a copy to DLA Piper US LLP, 701 Fifth Avenue, Suite 7000, Seattle, WA 98104, Attention: John Steel, Esq.;
provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.
     13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 6 and 7 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.
     14. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and

Maxim Group LLC
                          , 2007

the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE SALE PRELIMINARY PROSPECTUS AND THE PROSPECTUS.
     15. Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in a writing signed by the parties hereto, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

Maxim Group LLC
                          , 2007

     16. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.
     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.
     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
     19. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
[Signature Pages Follow]

Maxim Group LLC
                     __, 2007

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among
us.

Very truly yours, IMARX THERAPEUTICS, INC.
By:
Name:
Title:

Accepted by the Representative, acting for itself and as
Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC
By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE A
Underwriters

Number of Additional Shares
	Total Number of Firm	to be Purchased if Option is
Underwriter	Shares to be Purchased	Fully Exercised
Maxim Group LLC

TOTAL

EXHIBIT 1
Form of Underwriters’ Warrant
THE SECURITIES REPRESENTED BY OR UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”) OR APPLICABLE STATE LAW. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW AND EXCEPT AS OTHERWISE PROVIDED FOR HEREIN.
THE REGISTERED HOLDER OF THIS WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS WARRANT FOR A PERIOD OF SIX MONTHS FOLLOWING THE COMMENCEMENT DATE (DEFINED BELOW) IN ACCORDANCE WITH NASD RULE 2710(g)(1) TO ANYONE OTHER THAN (I) MAXIM GROUP LLC (“MAXIM”) OR ITS AFFILIATES OR AN UNDERWRITER OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING (DEFINED HEREIN), OR (II) A BONA FIDE OFFICER, PARTNER OR EMPLOYEE OF MAXIM OR OF ANY SUCH UNDERWRITER OR SELECTED DEALER.
NOT EXERCISABLE PRIOR TO • •, 2008.
VOID AFTER 5:00 P.M. EASTERN TIME, • •, 2012.
WARRANT
For the Purchase of up to
210,000 Shares of Common Stock, par value $.0001 per share
of
ImaRx Therapeutics, Inc.
(A Delaware Corporation)
Section 1. Warrant.
THIS WARRANT CERTIFIES THAT, for value received, Maxim Partners LLC (“Holder”) is entitled to subscribe for, purchase and receive, in whole or in part, up to two hundred ten thousand (210,000) shares of common stock [7.0% of the number of shares of common stock sold in the offering, excluding any shares sold pursuant to the over-allotment option], par value $.0001 per share, (the “Shares”) of ImaRx Therapeutics, Inc., a Delaware corporation (the “Company”), at any time during the period commencing on • •, 2008 (the “Commencement Date”), and expiring at 5:00 p.m. New York City Time five (5) years from the closing date (the “Closing Date”) of the Company’s initial public offering (the “Offering”) described in that certain registration statement on Form S-1, as amended (No. 333-142646) (the “Registration Statement”) , or • •, 2012 (the “Expiration Date”). If the Expiration Date is a day on which banking institutions in New York City are authorized by law to close, then this Warrant may be exercised on the next succeeding day that is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Warrant. This Warrant is initially exercisable at $• per share [115% of the

Offering price per share] purchased (the “Exercise Price”); provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant, including the Exercise Price and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” as used herein shall mean the initial exercise price of this Warrant as set forth above or the adjusted exercise price, depending on the context.
Section 2. Exercise.
     Section 2.1 Exercise Form. In order to exercise this Warrant, the exercise form attached hereto as Annex I must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price in cash, check or wire transfer of immediately available funds (to an account designated by the Company) for the Shares being purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., New York City time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.
     Section 2.2 Legend. Each certificate for Shares purchased under this Warrant shall bear a legend as follows unless such Shares have been registered under the Securities Act of 1933, as amended (the “Act”):
“The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (“Act”) or applicable state law. The Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law.”
     Section 2.3 Conversion Right.
     Section 2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price in the manner required by Section 2.1, the Holder shall have the right (but not the obligation) to exercise this Warrant on a cashless basis by converting any exercisable but unexercised portion of this Warrant into Shares (“Conversion Right”) as follows. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price in cash) that number of Shares equal to the quotient obtained by dividing: (x) the “Value” (as defined below), at the close of trading on the next to last trading day immediately preceding the exercise of the Conversion Right, of the portion of the Warrant being converted by (y) the “Market Price” (as defined below). The “Value” of the portion of the Warrant being converted shall equal the remainder derived from subtracting: (a) the Exercise Price multiplied by the number of Shares underlying that portion of the Warrant being converted from (b) the Market Price of the Common Stock multiplied by the number of Shares underlying that portion of the Warrant being converted. As used herein, the term “Market Price” at any date shall be deemed to be the average of the last reported sale price of the Common Stock for the three (3) trading days prior to such date, as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the NASD through the Nasdaq Global Select Market, Nasdaq Global Market or Nasdaq Capital Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, as determined in good faith by resolution of the Board of Directors of the Company using industry standard valuation methods based on the best information available to it; provided, that in the event of a merger, consolidation or sale of assets described in Section 2.3.3 below, the “Market Price” shall be that amount which stockholders of the Company will receive for each share of Common Stock pursuant to such merger, consolidation or sale of assets.
     Section 2.3.2 Mechanics of Conversion. The Conversion Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering the Warrant with a duly executed exercise form attached hereto with the Conversion Right section completed to the Company, exercising the Conversion Right and specifying the total number of Shares that the Holder will purchase pursuant to such Conversion Right.
     Section 2.3.3 Merger, Sale of Assets, etc. If at any time the Company proposes to consolidate with or merge with or sell or convey all or substantially all of its assets to any other corporation or entity not controlled, directly or indirectly by the Company, or under common control with the Company, then, unless this Warrant shall have been earlier exercised in full, the holder of this Warrant shall be deemed to have exercised the Conversion Right for all Shares then remaining subject to this Warrant as set forth in Section 2.3.1 above, effective immediately prior to the effectiveness of such merger, consolidation or sale of assets.
Section 3. Transfer.
     Section 3.1 General Restrictions. The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not, pursuant to NASD Rule 2710(g)(1) (and except as provided for in NASD Rule 2710(g)(2), including any transfers to the underwriters of the offering described in the Registration Statement (the “Underwriters”) and bona fide partners and officers of the Underwriters and selling group members), sell this Warrant during the offering contemplated by the Registration Statement, nor shall such Holder sell, transfer, assign, pledge, or hypothecate this Warrant (including the securities hereunder), or cause this Warrant or the securities hereunder to be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of this Warrant or the securities hereunder by any person prior to the Commencement Date. On and after the date that is six months from the Commencement Date, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto as Annex II duly executed and completed, together with the Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall promptly (but in no event more than five (5) business days from its receipt of the assignment) transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment. The effective date of any transfer shall be the date the Company receives the assignment form or such later date as may be provided for therein. The term “Holder” as used in this Warrant shall include any permitted assignee.
     Section 3.2 Restrictions Imposed by the Act. This Warrant and the Shares underlying this Warrant shall not be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that this Warrant or the Shares, as the case may be, may be transferred pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that an opinion of Richardson & Patel LLP shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement relating to such Warrant or

Shares, as the case may be, has been filed by the Company and declared effective by the U.S. Securities and Exchange Commission (“SEC”) and compliance with applicable state law.
Section 4. New Warrants to be Issued.
     Section 4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.
     Section 4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.
Section 5. Registration Rights.
     Section 5.1 “Piggy-Back” Registration.
                         Section 5.1.1 Grant of Right. The Holder shall have the right, for a period of five (5) years commencing on the date hereof, to include all or any portion of the Shares underlying the Warrants (collectively the “Registrable Securities”) as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8 or any equivalent form); provided, however, that if, in connection with any underwritten offering, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holder requested inclusion hereunder as the underwriter shall reasonably permit. Any exclusion of Registrable Securities shall be made prior to the exclusion of securities held by holders who are entitled to inclusion of such securities in such Registration Statement pursuant to agreements with the Company existing on the Closing Date, and shall be made pro rata among the Holders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities.
                         Section 5.1.2 Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to Section 5.1.1 hereof, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty (30) days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holders. The holders of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice, within ten (10) days of the receipt of the Company’s notice of its intention to file a registration statement.
     Section 5.2 General Terms.
                         Section 5.2.1 Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriters contained in Section 7 of the Underwriting Agreement between the Underwriters and the Company, dated as of • •, 2007. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 7 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.
                         Section 5.2.2 Exercise of Warrants. Nothing contained in this Warrant shall be construed as requiring the Holder(s) to exercise their Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.
                         Section 5.2.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of: (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a “cold comfort” letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. (“NASD”). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times as any such Holder shall reasonably request.
                         Section 5.2.4 Underwriting Agreement. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their Shares and their intended methods of distribution.
                         Section 5.2.5 Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought from selling securityholders.
Section 6. Adjustments.
     Section 6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Warrant shall be subject to adjustment from time to time as hereinafter set forth:
                         Section 6.1.1 Stock Dividends — Recapitalization, Reclassification, Split-Ups. If after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split-up, recapitalization or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares issuable on exercise of the Warrant shall be increased in proportion to such increase in outstanding Shares.
                         Section 6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, upon the effective date thereof, the number of Shares issuable on exercise of the Warrant shall be decreased in proportion to such decrease in outstanding Shares.
                         Section 6.1.3 Adjustments in Exercise Price. Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction: (x) the numerator of which shall be the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of Shares so purchasable immediately thereafter.
                         Section 6.1.4 Replacement of Securities upon Reclassification or Reorganization. In case of any reclassification or reorganization of the outstanding Shares other than in connection with a merger, consolidation or sale of assets covered by Section 2.3.3 or a change covered by Section 6.1.1 hereof or which solely affects the par value of such Shares, the

Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of Shares or other securities or property (including cash) receivable upon such reclassification or reorganization, by a Holder of the number of Shares obtainable upon exercise of this Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 6.1.1, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.3 and this Section 6.1.4. The provisions of this Section 6.1.4 shall similarly apply to successive reclassifications and reorganizations.
                         Section 6.1.5 Changes in Form of Warrant. This form of Warrant need not be changed because of any change pursuant to this Section, and Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrants reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.
     Section 6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise or transfer of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of Shares.
Section 7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Warrant, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price therefor, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Warrant shall be outstanding, the Company shall use its best efforts to cause all Shares issuable upon exercise of the Warrant to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which shares of the common stock of the Company (the “Common Stock”) issued to the public pursuant to the Registration Statement are then listed and/or quoted.
Section 8. Certain Notice Requirements.
     Section 8.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrant and their exercise, any of the events described in Section 8.2 hereof shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.
     Section 8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) merger, combination, consolidation, stock acquisition, dissolution, liquidation or winding up of the Company or a sale of all or substantially all of its property, assets and business shall be proposed.
     Section 8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.
     Section 8.4 Transmittal of Notices. Any notice, demand, request or other communication required or permitted under this Warrant shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by reputable overnight courier or delivered by facsimile transmission, to the Company at the address set forth in the Company’s filings with the SEC or its facsimile number ((520) 545-0280) or to the Holder at its address or facsimile number set forth in the records of the Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered or, if notice is given by facsimile transmission, when delivered with confirmation of receipt.
Section 9. Miscellaneous.
     Section 9.1 Amendments. The Company and Maxim Group LLC may from time to time supplement or amend this Warrant without the approval of any of the Holders of any portion of this Warrant in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Underwriters may deem necessary or desirable and which the Company and the Underwriters deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of the party against whom enforcement of the modification or amendment is sought.
     Section 9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.
     Section 9.3 Entire Agreement. This Warrant (together annexes hereto) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.
     Section 9.4 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.
     Section 9.5 Governing Law; Submission to Jurisdiction. This Warrant and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). The Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 9.6 Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the • day of •, 2007.

IMARX THERAPEUTICS, INC.
By:
Name:
Title

ANNEX I
Form to be used to exercise Warrant
ImaRx Therapeutics, Inc.
Date:_________________, 200__
The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ______ shares of common stock, par value $.0001 per share of ImaRx Therapeutics, Inc. and hereby makes payment of $_________(at the rate of $______ per share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Warrant is exercised in accordance with the instructions given below.
or
The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ______ shares of common stock, par value $.0001 per share of ImaRx Therapeutics, Inc. by surrender of the unexercised portion of the within Warrant (with a “Value” of $______ based on a “Market Price” of $______. Please issue the Shares as to which this Warrant is exercised in accordance with the instructions given below.

Signature

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever.
INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name

(Print in Block Letters)

Address

ANNEX II
Form to be used to assign Warrant
ASSIGNMENT
     (To be executed by the registered Holder to effect a transfer of the within Warrant):
FOR VALUE RECEIVED,_____________________does hereby sell, assign and transfer unto _____________________the right to purchase _______________shares of common stock, par value $.0001 per share of ImaRx Therapeutics, Inc. (“Company”) evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.
Dated:___________________, 200_

Signature

Signature Guaranteed
NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

ANNEX I
Form of Opinion of Company Counsel
     All capitalized terms used but not defined in this Annex I shall have the meanings ascribed to such terms in the Underwriting Agreement to which this Annex is attached.
     1. The Company is duly incorporated and validly exists as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing as a foreign corporation in Arizona.
     2. The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus and/or to enter into and perform its obligations under this Agreement and to issue and sell the Shares.
     3. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus under the caption “Capitalization” as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Sale Preliminary Prospectus and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Sale Preliminary Prospectus and the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and to such counsel’s knowledge there are no existing unsatisfied preemptive or other similar rights. The Shares to be issued and sold by the Company pursuant to Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable. Neither the Company’s certificate of incorporation nor its bylaws subject the sale of the Shares to any preemptive right, and the issuance and sale of the Shares by the Company is not subject to any statutory preemptive right or to such counsel’s knowledge other similar rights of any securityholder of the Company. To such counsel’s knowledge, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s certificate of incorporation or bylaws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. To such counsel’s knowledge, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the

Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained under the caption “Description of Capital Stock” in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation or bylaws of the Company and the requirements of The NASDAQ Capital Market. To such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement that have not been waived.
     4. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Shares. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and the Underwriting Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to standard exceptions).
     5. Neither the execution, delivery and performance of the Underwriting Agreement by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Shares) nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Underwriting Agreement will give rise to a right to terminate or accelerate the due date of any material payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed, trust, note or material agreement or material instrument in each case that is in an exhibit to, or is described in, the Registration Statement, or any franchise, judgment, decree, order, statute, rule or regulation, domestic or foreign, in each case of which such counsel is aware or violate any provision of the certificate of incorporation or bylaws of the Company.
     6. No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body that in such counsel’s experience is normally applicable in relation to transactions of the type contemplated by the Underwriting Agreement is required for the due authorization, execution, delivery or performance of the Underwriting Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

     7. The statements in the Sale Preliminary Prospectus and the Prospectus under the captions “Description of Capital Stock,” “Business – Litigation,” and “Certain Transactions,” and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.
     8. The Registration Statement, all Preliminary Prospectuses (including the Sale Preliminary Prospectus) and the Prospectus (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, and the matters covered by the other legal opinions rendered in connection with the Underwriting Agreement by other special counsel to the Company, as to which such counsel expresses no opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules.
     9. The Registration Statement has been declared effective under the Securities Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened or pending. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).
     10. The Shares have been approved for listing on The NASDAQ Capital Market.
     11. The Company is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
     12. To such counsel’s knowledge, the information in the Sale Preliminary Prospectus and the Prospectus under “Risk Factors — [Update Captions: “We rely on third party products, technology and intellectual property, which could negatively affect our ability to sell our nanobubble products commercially or adversely affect our ability to derive meaningful revenue from such products.” “We depend on patents and other proprietary rights, some of which are uncertain and unproven. Further, our patent portfolio and other intellectual property rights are expensive to maintain, protect against infringement claims by third parties, and enforce against third party infringements, and are subject to potential adverse claims.” “Other companies may claim that we infringe their patents or trade secrets, which could subject us to substantial damages.” “Our rights to develop and commercialize certain of our product candidates are subject to the terms and conditions of licenses or sublicenses granted to us by third parties, including other pharmaceutical companies that contain restrictions that may limit our ability to capitalize on these products.” ],” “Business — Material Contracts,” and “Business — Patents and Proprietary Rights,” insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.

     13. All licenses of the Company and its Subsidiaries to patents and applications, whether United States or foreign, that are exhibits to, or are described in, the Registration Statement are duly executed, validly binding and enforceable in accordance with their terms and, to such counsel’s knowledge, neither the Company nor any Subsidiary is in default (declared or undeclared) of any material provision of such licenses.

***
     In connection with the preparation of the Registration Statement, the Prospectus and the Sale Preliminary Prospectus, we have participated in conferences with officers and other representatives of the Company and with its independent registered public accounting firm, as well as with representatives of and counsel for the Underwriters and their counsel. At such conferences, the contents of the Registration Statement, the Prospectus and the Sale Preliminary Prospectus and related matters were discussed. We have not independently verified, and accordingly are not confirming and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Sale Preliminary Prospectus, except to the extent otherwise stated herein. On the basis of the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe (i) that the Registration Statement (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, and the matters covered by the other legal opinions rendered in connection with the Underwriting Agreement by other special counsel to the Company as to which we express no belief or opinion), at the date and time that the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus (except as to the financial statements and schedules, related notes and other financial and statistical data derived therefrom, and the matters covered by the other legal opinions rendered in connection with the Underwriting Agreement by other special counsel to the Company as to which we express no belief or opinion) as of its date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the Sale Preliminary Prospectus, when considered together with the price to the public and the number of shares set forth on the cover page of the Prospectus as of the Time of Sale contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) the Issuer Free Writing Prospectuses, if any, specified on Schedule A to this opinion that were filed with the Commission (and in any event excluding all road shows, electronic road shows and bona fide electronic road shows), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ANNEX II
Form of Opinion of Company Regulatory Counsel
     Ladies and Gentlemen:
     We have been engaged by ImaRx Therapeutics, Inc., a Delaware corporation (the “Company”), to review, in connection with the offering of [                    ] shares of Common Stock, the description in the offering materials of certain matters as described below. We do not generally represent the Company in connection with its legal affairs, and have been retained by the Company solely for the purpose of rendering this opinion. This opinion is being rendered pursuant to Section 6(c) of the Underwriting Agreement, dated as of                      ___, 2007, between you and the Company. Capitalized terms used but not defined herein have the meanings set forth in the Underwriting Agreement.
     We have reviewed the following documents in connection with this opinion: Sections of the Registration Statement and related Prospectus dated                      ___, 2007 (as subsequently amended on                                         ) captioned: “Risk Factors — Risks Related to Our Business — If we want to sell urokinase beyond our existing inventory of Abbokinase we would need to undertake manufacturing and secure regulatory approval for a new manufacturing process and facility”; “Risk Factors — Risks Related to Our Business — We do not plan to manufacture any of our product candidates and will depend on commercial contract manufacturers to manufacture our products”; “Risk Factors — Risks Related to Our Business — If our clinical trials are not successful, or if we are unable to obtain regulatory approvals, we will not be able to commercialize our products and we will continue to incur significant operating losses”; “Risk Factors —Risks Related to Our Business -The FDA approval process for drugs involves substantial time, effort and financial resources, and we may not receive any new approvals for our product candidates on a timely basis, or at all”; “Risk Factors — Risks Related to Our Business — If we are unable to obtain acceptable prices or adequate reimbursement from third-party payors for any product candidates that we seek to commercialize, our revenue and prospects for profitability will suffer; “Risk Factors — Risk Related to Our Business — If we or our contract manufacturers fail to comply with applicable regulations, sales of our products could be delayed and our revenue could be harmed”; “Risk Factors — Risks Related to Our Business — Our products will remain subject to ongoing regulatory review even if they receive marketing approval. If we fail to comply with applicable regulations, we could lose these approvals, and the sale of our products could be suspended”; “Risk Factors — Risks Related to Our Business — Marketing and reimbursement practices and claims processing in the pharmaceutical and medical device industries are subject to significant regulation in the U.S.”; “Risk Factors —Risks Related to Our Business — If we seek regulatory approvals for our products in foreign jurisdictions, we may not obtain any such approvals”; “Our Business — Manufacturing”; and “Our Business — Government Regulation”(collectively the “Regulatory Statements”).
     This opinion is limited to the Federal Food, Drug and Cosmetic Act (FDCA) and related regulations promulgated by the Federal Food and Drug Administration (FDA) and general health care reimbursement matters pertaining to the Company’s product candidates. We disclaim any opinion as to any law, rule or regulation of product and any other jurisdiction or of any regional or local governmental body.
     Where we refer in this opinion to our “knowledge,” we mean the actual knowledge of the attorneys in this firm who are currently involved in legal representation of the Company in connection with the Underwriting Agreement.
     Based upon the foregoing and our examination of such questions of law as we have deemed necessary or appropriate for the purpose of our opinion, and subject to the limitations and qualifications expressed below, it is our opinion that:
     1. The Regulatory Statements, insofar as such Regulatory Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, fairly present, in all material respects, the information purported to be shown;
     2. Nothing has come to our attention that causes us to believe that the Regulatory Statements contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     3. To our knowledge, there are no pending or threatened actions, suits or proceedings against the Company under the FDCA.
     This opinion is rendered to you in connection with the Underwriting Agreement and is solely for your benefit. This opinion may not be relied upon by you for any other purpose, or relied upon by any other person, firm, corporation, or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

Very Truly Yours,

Heller Ehrman LLP

ANNEX III
Form of Opinion of Trademark Counsel
     All capitalized terms used but not defined in this Annex III shall have the meanings ascribed to such terms in the Underwriting Agreement to which this Annex is attached.
     Such counsel is familiar with the technology used by the Company in its business and the manner of its use thereof and have read the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, including particularly the portions of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus referring to trademarks and/or service marks and:
     1. To the best of our knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to trademarks and/or service marks of the Company and its Subsidiaries and no such proceedings are threatened or contemplated.
     2. To the best of our knowledge, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any trademarks and/or service marks of any persons and, to our knowledge, no person is infringing or otherwise violating any of the Company’s and its Subsidiaries’ trademarks and/or service marks of the Company and its Subsidiaries.
     3. To the best of our knowledge, the Company and its Subsidiaries own or possess sufficient licenses or other rights to use all trademarks and/or service marks to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Prospectus.
     4. To the best of our knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Company and its Subsidiaries’ pending trademark applications, there are no liens which have been filed against any of such applications, there are no material defects of form in the preparation or filing of such applications, such applications are being diligently prosecuted, and none of such applications has been finally rejected or abandoned.
     5. Nothing has come to our attention that leads us to believe that any of the Company and its Subsidiaries’ pending trademark applications filed with the PTO will not eventuate in registered trademarks, or that any trademark registrations issued in respect of any such applications will not be valid or will not afford the Company or its Subsidiaries reasonable trademark protection relative to the subject matter thereof.

ANNEX IV
Form of Lock-Up Agreement for Insider Lock-Up Parties
                    , 2006
MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174
As Representative of the Underwriters
     Re:      ImaRx Therapeutics, Inc. Lock-Up Agreement
Ladies and Gentlemen:
     This letter agreement (this “Agreement”) relates to the initial public offering (the “Offering”) by ImaRx Therapeutics, Inc., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.0001 per share (the “Common Stock”). The Offering shall be governed by that certain Underwriting Agreement to be dated as of the effective date of the Offering (the “Underwriting Agreement”), by and between the Company and Maxim Group LLC (the “Representative”), as representative of the several underwriters named therein.
     1. In order to induce the Representative to underwrite the Offering, the undersigned (on behalf of himself and his Permitted Transferees (as defined below)) hereby agrees that, without the prior written consent of the Representative during the period from the effective date of the Offering (“Effective Date”) until twelve months thereafter (the “Lock-Up Period”) the undersigned and his Permitted Transferees: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided that the foregoing shall not apply to Relevant Securities acquired by the undersigned in the Offering or Relevant Securities acquired by the undersigned in the after market after the Effective Date. As used herein, the term “Relevant Security” means any shares of Common Stock or other security of the Company or any Subsidiary thereof that is convertible into, or exercisable or exchangeable for Common Stock or equity securities of the Company.
          Notwithstanding the foregoing, during the Lock-Up Period, the undersigned: (i) may freely transfer (subject to any other legal or contractual obligations) shares of Common Stock which are not Relevant Securities and (ii) may transfer Relevant Securities solely for bona fide tax or estate planning purposes and solely to the undersigned’s spouse, brothers and sisters, lineal ascendants or descendants or trusts for the benefit of such individuals (such persons or entities, collectively, the “Permitted Transferees”), it being agreed that: (A) such transfers of Common Stock shall not exceed 10% of the shares of Common Stock beneficially owned by the undersigned for each such individual during the Lock-Up Period, and (B) that the shares of Common Stock transferred shall be valued at the Fair Market Value on the date of transfer. For purposes of agreement, the term “Fair Market Value” shall mean the closing price of the Common Stock on The NASDAQ Capital Market or such other market or automated quotation system on which the Common Stock is then listed.
     2. The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities, if such transfer would constitute a violation or breach of this Agreement.
     3. The undersigned hereby further agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.
     4. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.
     5. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.
Very truly yours,